As filed with the U.S. Securities and Exchange Commission on December 6, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
 (Exact name of registrant as specified in charter)

8383 Preston Center Plaza
Suite 360
Dallas, TX 75225
 (Address of principal executive offices) (Zip code)

Gary B. Wood
8383 Preston Center Plaza, Suite 360 Dallas, TX 75225
 (Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2018

Dear Shareholders,

We are pleased to present the Annual Report of Concorde Funds, Inc. for the fiscal year ended September 30, 2018.

Concorde Wealth Management Fund

Concorde Wealth Management Fund (the “Fund”), managed by Concorde Investment Management, produced a net return of 9.71% for the six months ended September 30, 2018 and 11.75% for the fiscal year ending that same date.

The Fund’s allocation strategy changed two years ago from all equity to a more balanced fund holding equities, bonds, other funds, and exposure to private equity and other investments uncorrelated to public market returns.  Overperformance versus the benchmark during the Fund’s fiscal year was driven by multiple equity holdings discussed below.  We were ranked as 3rd out of 46 funds in the Morningstar Moderate Allocation category during the last twelve months.  Our performance since we have reorganized the Fund has, so far, achieved what our initial goals were and we are just now starting to get the benefit of our non-correlated investments in the Fund.

			Annualized	Annualized
	Six Months Ended	1 Year Ending	5 Years Ending	10 Years Ending
	September 30, 2018	September 30, 2018	September 30, 2018	September 30, 2018
Concorde Wealth Management Fund	9.71%	11.75%	6.70%	5.14%
Concorde Wealth Management
Blended Index	3.20%	3.83%	5.73%	6.39%
Bloomberg Barclays Aggregate
Bond Index	0.20%	-0.93%	1.70%	3.31%
Russell 1000 Value Index	6.95%	9.45%	10.72%	9.79%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass throughs), asset backed securities, and commercial mortgage backed securities.

International Equity Investments

The Fund’s two international equity managed investments, Deutsche CROCI International Fund and JP Morgan International Unconstrained Equity Fund, both had negative returns for the final nine months of the fiscal year as developed international markets began to weaken considerably after surging in the last half of calendar 2016 and most of 2017. This nine month period caused these investments to have modest single digit losses for the full fiscal year. The management of these funds utilize value oriented, fundamentals-based criteria consistent with our philosophy and give the Fund a wider universe of prospective equity exposure and potential diversification with respect to the domestic market. Our current strategy is to maintain some level of exposure to these international investments.

Managed Fixed Income Investments

The Fund maintained positions in three institutional fixed income managed investments during the year and added a significant new investment in the PIMCO Flexible Credit Income Fund. The PIMCO Flexible Credit Income Fund has an interval structure with limited liquidity, resulting from exposure to some private real estate credit. However, this diversification is what provides potential investment upside beyond what is available in the public markets. We reduced the PIMCO Mortgage Opportunities Fund position at the time of the investment in the PIMCO Flexible Credit Income Fund as a result of overlap in investment exposure. The three initial positions in American Beacon SiM High Yield Opportunities Fund, Morgan Stanley Global Fixed Income Opportunities Fund and PIMCO Mortgage Opportunities Fund all contributed positive total returns for the year, including significant income. In fact, these three funds only had two negative quarters of returns combined for the year. The PIMCO Flexible Credit Income Fund position, added in March and May, had a total return of 3.25% for the quarter ended September 30, 2018, providing true diversification to the traditional core fixed income markets which were flat for that period. Overall, the institutional fixed income managed investments have added diversified exposure and stability to both the fixed income segment and our total Fund. They also provide the potential to contribute positive total returns when core fixed income positions are weak as a result of the current rising rate environment.

Fixed Income – Individual Bonds

No significant changes were made to the individual bonds held by the Fund in the second half of the year. Short and medium-term treasury and agency holdings were kept just under 20% allocation with an emphasis on issues with less than three years to maturity in order to preserve capital in the rising yield environment. A few changes were made in the corporate holdings. We sold the Davita, Inc. position at a modest gain after reviewing the longer-term risks of the company. We added incrementally to the Discover Financial Services and Fiserv, Inc. bonds at reasonable prices and added a JP Morgan Chase & Co. institutional preferred position at around a 5% current yield.

For the six months ended September 30, 2018, the investments in short-term government obligations and corporate bonds provided a positive total return, while the investments in medium-term government obligations provided a total return loss between 1% and 2%. All fixed income securities and managed investments contributed a positive return of approximately 0.63%, outperforming broad fixed income benchmarks such as the U.S. Bloomberg Barclays Aggregate, Bloomberg Barclays Corporates and the U.S. 5 year Treasury, all of which had modest (<1.0%) negative returns for the second half.

Individual Equities

Individual stock holdings contributed significantly to the Fund’s 9.71% positive return for the six months ended September 30, 2018, although individual performances were varied. Industry groups that contributed the most to equity performance were royalty trusts, health care, information, retail trade, and transportation. Sectors which were net detractors or had a neutral impact with some individual stock weakness included manufacturing, real estate, wholesale trade, and gold exchange traded funds.

The manufacturing sector, which includes positions in various industries, had positive impact from Allergan PLC and Johnson & Johnson in health-related businesses, and negative performance from Western Digital Corp. and Fortune Brands Home & Security, Inc. Allergan PLC stock recovered from negative performance over recent quarters which likely overstated current conditions, and Western

Digital Corp. and Fortune Brands Home & Security, Inc. stock declines recently reflecting potential pricing and volume concerns, respectively, in their particular core product offerings.

The Fund’s two pure health care positions, HCA Holdings, Inc. and Encompass Health Corp., both rose significantly as reported results have been strong recently, and the prospects in particular for the home healthcare business of Encompass Health Corp. look increasingly attractive. We reduced the Fund’s position in HCA Holdings, Inc. by half during the period as the stock approached valuation targets.

The oil and gas extraction and utility holdings, all domestic energy related businesses, had mixed contributions for the last half of the year. Cimarex Energy Co. and Devon Energy Corp., exploration focused businesses, rose as oil prices steadily increased. Kinder Morgan, Inc., primarily a pipeline and transportation asset company with some production exposure, rose modestly. Halliburton Co., one of the largest energy service providers globally, dropped in price despite some increase in activity as investors questioned the potential revenue increases in future years based on vastly increased efficiency in production techniques. The Fund modestly increased the Cimarex Energy Co. and Devon Energy Corp. positions during the year.

The information sector contributed significantly to overall performance as Century Link, Inc., Discovery Communications, Inc. and Microsoft Corp. were three of the best contributors for the Fund during the year ended September 30, 2018. The Fund’s position in Century Link, Inc. (created from the merger with the previous Fund holding Level 3 Communications, Inc.), rose dramatically in the second half after selling off at the end of 2017 after the merger of the two companies. We believe the market is realizing the value of the Level 3 Communications, Inc. assets and management and there should be additional upside as the integration continues. Discovery Communications, Inc. was in rebound mode after many media stocks have been out of favor for several years. Results for Discovery Communications, Inc. have been good and the market is beginning to see the potential for a recent acquisition and the demand for much of Discovery Communications, Inc. programming in some of the new direct to consumer distribution outlets. Microsoft Corp., a long time Fund holding, continued to generate gains as the public cloud business that the company strategically developed ahead of some competitors continues to grow as enterprise businesses make the transition.

The lone pure operating real estate holding for the Fund, The Howard Hughes Corp., posted a modest loss as rising interest rates and forecasts of slowing growth hit stocks in that segment. We believe the potential gains from development of company assets and the inflation protection of existing income-producing assets should lead to much higher value over the long term, and thus doubled the initial small position in July. The three real estate investment trust (“REIT”) positions held by the Fund, Medical Properties Trust, Inc., Prologis, Inc. and VEREIT, Inc., all contributed positively to performance through both appreciation and dividend distributions. This price behavior is particularly impressive in the context of rising interest rates, typically a headwind for dividend oriented REITS.

Both insurance industry stocks, Aon PLC and Chubb, Ltd., contributed modest gains as company results were good and investors begin to realize in the case of Chubb, Ltd. that higher interest rates will ultimately help the balance sheet investment ability despite being a negative in the near term.

The retail trade sector position, including Amazon.com, Inc., Hanesbrands, Inc., Lowe’s Companies, Inc. and The TJX Companies, Inc., provided a significant part of overall equity performance. Lowe’s Companies, Inc. and TJX Companies, Inc. gains reflected good reported results along with general investor perception that U.S. consumers are in a strong position, and that in Lowe’s Companies, Inc. case, housing pricing is very firm and should lead to sustained home improvement spending even if housing turnover slows. Amazon.com, Inc. stock continues to reflect strong growth in both the consumer and advertising segments, but also the Amazon Web Services cloud offerings. The company has strong operating profits and cash flow and continues to spend heavily for future growth while maintaining a strong balance sheet. Hanesbrands stock has moved down during the year as struggles with domestic basics have created uncertainty despite good performance in activewear and international revenues. We continue to hold a modest position, significantly reduced from our investment over the last ten years, as we believe current pricing is not reflecting long term value.

The long term holding the Fund has maintained in the transportation sector, Union Pacific Corp., rose over 20% in the six months ended September 30, 2018, as the domestic economy growth rate increased and carloadings and pricing reflected this change. Union Pacific Corp. continues to be a core holding.

Lastly, our two large commodity related holdings, Sprott Physical Gold Trust and Texas Pacific Land Trust, had opposite results for the period. The Sprott Gold Trust dropped over 10% for the last two quarters as gold spot prices fell, pressured by increasing real interest rates and a stronger U.S. Dollar. This position continues to fill a need for diversification and monetary inflation protection over the long term in the context of the overall wealth management strategy mandate. Texas Pacific Land Trust rose approximately 70% from the end of March 2018 through fiscal year end. This rise is primarily a result of increasing crude oil prices and the realization that Permian Basin energy production is likely to rise significantly over future years, benefitting the royalty interests held by Texas Pacific Land Trust located in preferable locations in west Texas.

NON-CORRELATED INVESTMENTS

As we discussed in the Semi-Annual report, we have two private equity investments; Partners Group Private Equity (Master Fund), LLC (“Partners Group”) and LLR Equity Partners V, L.P. (“LLR V”).  We also have since added an additional non-correlated equity investment into Pioneer ILS Interval Fund (“Pioneer”).  The investment in Pioneer was made at the end of August, and therefore only has one month of performance within the 2018 returns.  However, we are confident in its non-correlated relationship and steady returns.  Pioneer is a non-diversified, closed-end fund, which invests in insurance-linked securities that can be event-linked to occurrences like hurricanes or earthquakes.  For the month ended September 30, 2018, Pioneer returned 0.20% and has returned 6.18% for the year ended September 30, 2018.

Partners Group is a $2.5 billion fund diversified by strategy, region, and industry. Partners Group started in 2010 and has a 7+ year track record, quarterly tender offers, establishes a new net asset value monthly so that it is able to track performance, has no capital calls, and has immediate exposure to a mature portfolio.  Partners Group is 67% allocated towards North America, 25% to Europe, and 6% to Asia-Pacific region. The Fund has invested $500k in Partners Group and returned 10.9% for the nine months ended September 30, 2018.  We made the initial investment in December 2017.  LLR Partners is a lower middle market private equity firm committed to creating long-term value by growing portfolio companies. They invest in a targeted set of industries, with a focus on technology and services businesses. Founded in 1999 and with more than $3 billion raised across five funds, LLR Partners is a flexible provider of capital for growth, recapitalizations and buyouts.  LLR V is a $1.22 billion fund that the Fund has committed $1 million to invest. LLR V has now invested in nine companies, and using internal valuation metrics, the portfolio’s holdings are worth $319.2 million versus capital invested of $293.5 million, as of June 30, 2018, which is the most recent information available.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Chief Compliance Officer
Concorde Investment Management

Concorde Wealth Management Fund
Performance Comparison
Change in Value of $10,000 Investment

AVERAGE ANNUAL	TOTAL RETURN
1 Year	11.75%
3 Years	9.29%
5 Years	6.70%
10 Years	5.14%

NOTE:
The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 30, 2008. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions or redemption of Fund shares. Past performance is not predictive of future performances.

The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values.  The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

For periods prior to July 23, 2016, information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund” (see Note 1 in the accompanying notes to these financial statements).

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR

September 30, 2018 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2018.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2018

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS - 38.22%
ARTS, ENTERTAINMENT & RECREATION
Speedway Motorsports, Inc.	14,200	$253,470	0.99%

FINANCE & INSURANCE
Aon PLC (a)	2,500	384,450	1.50
Chubb Ltd. (a)	1,800	240,552	0.94
		625,002	2.44
HEALTH CARE
Encompass Health Corp.	3,275	255,286	1.00
HCA Holdings, Inc.	2,200	306,064	1.19
		561,350	2.19
INFORMATION
AT&T, Inc.	3,448	115,784	0.45
CenturyLink, Inc.	21,000	445,200	1.74
Comcast Corp. - Class A	9,800	347,018	1.35
Discovery Communications, Inc. (b)	18,000	532,440	2.08
Microsoft Corp.	8,000	914,960	3.57
Oracle Corp.	3,800	195,928	0.77
		2,551,330	9.96
MANUFACTURING
Allergan PLC (a)	2,250	428,580	1.67
Fortune Brands Home & Security, Inc.	7,000	366,520	1.43
Johnson & Johnson	1,500	207,255	0.81
The Hershey Co.	1,090	111,180	0.43
Unilever N.V. - ADR (a)	4,500	249,975	0.98
Western Digital Corp.	2,800	163,912	0.64
		1,527,422	5.96
MINING, QUARRYING & OIL & GAS EXTRACTION
Cimarex Energy Co.	3,000	278,820	1.09
Devon Energy Corp.	7,000	279,580	1.09
Halliburton Co.	7,500	303,975	1.19
		862,375	3.37
REAL ESTATE & RENTAL & LEASING
The Howard Hughes Corp. (b)	2,000	248,440	0.97

RETAIL TRADE
Amazon.com, Inc. (b)	320	640,960	2.50
Hanesbrands, Inc.	10,000	184,300	0.72

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2018

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS (continued)
RETAIL TRADE (continued)
Lowe’s Companies, Inc.	5,000	$574,100	2.24%
The TJX Companies, Inc.	2,600	291,252	1.14
		1,690,612	6.60
TRANSPORTATION & WAREHOUSING
Union Pacific Corp.	5,600	911,848	3.56

UTILITIES
Kinder Morgan, Inc.	18,000	319,140	1.24

WHOLESALE TRADE
Hexcel Corp.	3,600	241,380	0.94
TOTAL COMMON STOCKS (Cost $5,988,136)		9,792,369	38.22

EXCHANGE TRADED FUNDS - 2.20%
Sprott Physical Gold Trust (a)(b)	59,000	563,450	2.20
TOTAL EXCHANGE TRADED FUNDS (Cost $571,198)		563,450	2.20

CLOSED-END FUNDS - 3.93%
Pioneer ILS Interval Fund (f)(g)	101,112	1,008,089	3.93
TOTAL CLOSED-END FUNDS (Cost $1,000,000)		1,008,089	3.93

OPEN-END FUNDS - 8.54%
American Beacon SiM High Yield
Opportunities Fund - Y Class	18,779	179,149	0.70
Cohen & Steers Global Realty
Shares, Inc. - Institutional Class	4,936	262,479	1.03
Deutsche CROCI International Fund - Class S	8,148	382,529	1.49
JPMorgan International Unconstrained
Equity Fund - Institutional Class	19,343	387,449	1.51
Morgan Stanley Global Fixed Income
Opportunities Fund - Institutional Class	65,259	369,363	1.44
PIMCO Flexible Credit Income Fund - Investor Class	47,619	496,671	1.94
PIMCO Mortgage Opportunities Fund - Institutional Class	10,061	110,374	0.43
TOTAL OPEN-END FUNDS (Cost $2,157,975)		2,188,014	8.54

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2018

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
PRIVATE FUNDS - 2.66%
LLR Equity Partners V, L.P. (b)(e)(f)(g)	200,000	$159,833	0.63%
Partners Group Private Equity
(Master Fund) LLC - Class I (e)(f)(g)	89,425	520,451	2.03
TOTAL PRIVATE FUNDS (Cost $668,008)		680,284	2.66

REITS - 3.58%
REAL ESTATE & RENTAL & LEASING
Medical Properties Trust, Inc.	19,000	283,290	1.10
Prologis, Inc.	4,000	271,160	1.06
VEREIT, Inc.	50,000	363,000	1.42
TOTAL REITS (Cost $762,394)		917,450	3.58

ROYALTY TRUSTS - 9.09%
CONSTRUCTION
Texas Pacific Land Trust	2,700	2,328,912	9.09
TOTAL ROYALTY TRUSTS (Cost $390,001)		2,328,912	9.09

MASTER LIMITED PARTNERSHIPS - 0.97%
Oaktree Capital Group LLC	6,000	248,400	0.97
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $249,752)		248,400	0.97

CORPORATE BONDS - 6.56%
ACCOMMODATION & FOOD SERVICES
MGM Resorts International, 6.750%, 10/01/2020	125,000	131,406	0.51

FINANCE & INSURANCE
Discover Financial Services, 3.850%, 11/21/2022	200,000	197,745	0.77
Ford Motor Credit Co. LLC, 3.550%, 05/20/2021	150,000	144,224	0.56
JPMorgan Chase & Co., Series CC, 4.625% to 11/01/2022
then 3 Month LIBOR USD + 2.580%, Perpetual (h)	233,000	220,217	0.86
Wells Fargo & Co., Series M, 3.450%, 02/13/2023	150,000	147,343	0.58
		709,529	2.77
INFORMATION
Fiserv, Inc., 3.500%, 10/01/2022	200,000	198,989	0.78

MANUFACTURING
NCR Corp., 4.625%, 02/15/2021	200,000	198,000	0.77

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2018

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
CORPORATE BONDS (continued)
MINING, QUARRYING, & OIL & GAS EXTRACTION
EnLink Midstream Partners LP, 2.700%, 04/01/2019	225,000	$224,266	0.88%

RETAIL TRADE
Hanesbrands, Inc., 4.625%, 05/15/2024 (d)	225,000	218,672	0.85
TOTAL CORPORATE BONDS (Cost $1,718,703)		1,680,862	6.56

U.S. GOVERNMENT OBLIGATIONS - 20.23%
Federal Farm Credit Banks, 2.320%, 12/29/2021	150,000	146,209	0.57
Federal Home Loan Banks, 1.030%, 05/28/2019	150,000	148,562	0.58
Fannie Mae, 1.550%, 09/30/2021	200,000	191,248	0.75
United States Treasury Notes
2.750%, Note due 02/15/2019	800,000	801,094	3.12
1.250%, Note due 08/31/2019	2,200,000	2,172,414	8.48
2.250%, Note due 11/15/2024	1,800,000	1,724,976	6.73
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $5,220,849)		5,184,503	20.23

SHORT-TERM INVESTMENTS - 3.93%
MONEY MARKET FUNDS
Morgan Stanley Institutional Liquidity Funds
Government Portfolio - Institutional Class, 1.92% (c)	1,006,515	1,006,515	3.93
TOTAL SHORT-TERM INVESTMENTS (Cost $1,006,515)		1,006,515	3.93

Total Investments (Cost $19,733,531) - 99.91%		25,598,848	99.91
Other Assets in Excess of Liabilities - 0.09%		24,336	0.09
TOTAL NET ASSETS - 100.00%		$25,623,184	100.00%
______________

ADR American Depositary Receipt
PLC Public Limited Company
REIT Real Estate Investment Trust
(a)	Foreign issued security listed directly on a U.S. securities exchange.
(b)	Presently non-income producing.
(c)	Rate shown is the 7-day yield as of September 30, 2018.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Securities for which market quotations are not readily available are valued at fair value determined by the Advisor. Such values are approved on a quarterly basis by the Board of Directors.
(f)	Restricted securities may be subject to restrictions on disposition imposed by the issuer. At September 30, 2018, restricted securities represented 6.59% of net assets of the Fund.
(g)	Illiquid security. At September 30, 2018, illiquid securities represented 6.59% of net assets of the Fund.
(h)	Variable rate security; rate disclosed is the current rate as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

ASSETS
Investments in securities, at fair value (cost $19,733,531)	$25,598,848
Dividends and interest receivable	80,612
Prepaid expenses	137
Other asset	3,347
TOTAL ASSETS	25,682,944
LIABILITIES
Investment advisory fee payable	16,741
Accrued audit fees	16,000
Accrued directors fees	658
Accrued expenses	26,361
TOTAL LIABILITIES	59,760
NET ASSETS	$25,623,184

Composition of Net Assets:
Net capital paid in on shares of capital stock	$19,140,206
Total distributable earnings	6,482,978
NET ASSETS	$25,623,184
Capital shares outstanding	1,554,004
Net asset value, offering price and redemption price per share	$16.49

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2018

Investment Income
Dividends (net of foreign withholding taxes and issuance fees of $1,958)	$314,635
Interest	160,121
Total investment income	474,756

Expenses
Investment advisory fees (Note 7)	181,675
Professional fees	47,870
Administration fees (Note 8)	40,797
Sub-transfer agent fees (Note 8)	26,986
Fund accounting fees (Note 8)	26,182
Transfer agent fees (Note 8)	15,867
Printing, postage and delivery	13,010
Custody fees (Note 8)	5,347
Federal and state registration fees	4,754
Insurance expense	3,742
Directors fees and expenses	3,016
Other expenses	16,319
Total expenses	385,565
NET INVESTMENT INCOME	89,191
REALIZED AND UNREALIZED GAINS
Net realized gain from:
Investments	611,052
Options written	7,088
Capital gain distributions from investment company	12,401
Net realized gains	630,541
Net increase in unrealized appreciation on:
Investments	1,887,881
NET REALIZED AND UNREALIZED GAINS	2,518,422
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,607,613

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sep. 30, 2018	Sep. 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$89,191	$(46,739)
Net realized gains	630,541	529,888
Net increase in unrealized appreciation on:
Investments	1,887,881	618,003
Net increase in net assets resulting from operations	2,607,613	1,101,152
DISTRIBUTIONS TO SHAREHOLDERS	(503,704)	(32,573	)(1)
CAPITAL SHARE TRANSACTIONS-NET (Note 4)	2,928,613	1,540,497
Total increase in net assets	5,032,522	2,609,076
NET ASSETS
Beginning of year	20,590,662	17,981,586
End of year	$25,623,184	$20,590,662	(2)

(1)	Includes net realized gain distribution of $32,573.
(2)	Includes accumulated undistributed net investment loss of $(95,697).

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016(1)	2015(1)	2014(1)
PER SHARE OPERATING
PERFORMANCE
(for a share of capital stock outstanding
throughout the year):
Net asset value, beginning of year	$15.13	$14.29	$13.79	$16.50	$14.22
Income (loss) from investment operations:
Net investment income (loss)(2)	0.06	(0.04)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain (loss)
on investment transactions	1.67	0.91	1.40	(1.29)	2.33
Total from investment operations	1.73	0.87	1.34	(1.36)	2.31
Less distributions from:
Net investment income	—	—	—	—	(0.03)
Net realized gains	(0.37)	(0.03)	(0.84)	(1.35)	—
Total distributions	(0.37)	(0.03)	(0.84)	(1.35)	(0.03)
Net asset value, end of year	$16.49	$15.13	$14.29	$13.79	$16.50
TOTAL RETURN	11.75%	6.07%	10.12%	(8.90)%	16.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$25,623	$20,591	$17,982	$9,138	$11,882
Ratio of expenses to average net assets	1.70%	1.83%	2.48%	2.28%	2.06%
Ratio of net investment income (loss)
to average net assets	0.39%	(0.25)%	(0.44)%	(0.40)%	(0.16)%
Portfolio turnover rate	20%	40%	28%	57%	32%
______________

(1)
For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund” (See Note 1 in the accompanying notes to these financial statements).

(2)	Based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies

NATURE OF BUSINESS AND REORGANIZATION

Concorde Wealth Management Fund (the “Fund”), is a non-diversified separate series of Concorde Funds, Inc. (the “Company”). Each series of the Company is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objective of the Fund is to seek total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

On July 22, 2016 the shareholders of the Concorde Value Fund, a diversified former separate series of the Company, (the “Predecessor Fund”), approved a Plan of Acquisition and Liquidation (the “Reorganization”) between the Fund and the Predecessor Fund. Pursuant to the Reorganization, the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund after the close of business on July 22, 2016. The Fund issued 681,656 shares in exchange for the net assets of the Predecessor Fund valued at $9,666,396. The Fund had no assets, liabilities, shares issued or operations prior to the Reorganization. As a result of the Reorganization, the Predecessor Fund ceased to operate and its shareholders became shareholders of the Fund.  The primary investment objective of the Predecessor Fund was to produce long-term growth of capital. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Predecessor Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standards Codification 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent book and tax basis differences, if any, result in reclassifications to certain components of net assets. Permanent differences are primarily related to distributions in excess. For the year ended September 30, 2018, the Fund decreased net capital paid in on shares of capital stock by $380, and increased total distributable earnings by $380. These reclassifications have no effect on net assets, results of operations or net asset value per share.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Fund for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, if any, as distributions to its shareholders on an annual basis. Distributions from net investment income and capital gains, if any, are generally declared and paid in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for federal income tax

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

To generate additional income or hedge against a possible decline in the value of securities it holds, the Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities or to generate additional income when certain securities are locked in a trading range.  With regards to hedging against a possible decline, the Fund may sell covered calls with strike prices below the price of a security at the time of writing the call.  Regarding additional income, the Fund will sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the current market price of the subject security.

NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modify the disclosure requirements on fair value measurements in Topic 820. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the impact of this guidance to the Fund and, due to the permissibility of early adoption, modified the Fund’s fair value measurements for the current reporting period accordingly.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment.  The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Part 210 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total distributable earnings (losses), rather than the components of distributable earnings (losses) on the balance sheet.  Consistent with GAAP, funds will be required to disclose total distributable earnings.  The amendments to Part 210 6-09 of Regulation S-X (statement of changes in net assets) were amended to require the presentation of total distributions to shareholders, rather than to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income (loss). Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed.  The requirements of the Final Rule Release are effective November 5, 2018 and the Funds’ Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

COMMITMENTS

On February 23, 2018, the Fund executed an agreement to invest in LLR Equity Partners V, L.P.  (“LLR”), a limited partnership. The capital commitment of this investment is $1,000,000. The remaining commitment as of September 30, 2018, is $834,211.  LLR will call the remaining commitment periodically, on an as-needed basis.

Note 2 – Securities Valuation

The Company’s Board of Directors (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Company’s investment advisor, Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde”) to apply those methods in making fair value determinations. All fair value determinations made by Concorde are subject to oversight by the Board.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 –	Quoted unadjusted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, master limited partnerships and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds, including open and closed-end funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the Funds and are categorized in Level 1 of the fair value hierarchy.

Investment funds that are private funds can be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a private fund does not report a value to the Fund on a timely basis, Concorde, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent NAV reported by the private fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, Concorde will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the private fund at the time of valuation or to adjust the value to reflect a premium or discount. Certain investments may include adjustments made subsequent to period end related to subsequent valuation information obtained. Therefore, the net assets and NAV reflected for financial statement purposes may differ from the reported NAV of the Fund as of September 30, 2018.Investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient are not categorized in the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Debt Securities – Bonds, notes, and U.S. government obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are valued at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange.  If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board.  Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.  Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Directors.  As of September 30, 2018, the Advisor has determined that certain restricted securities held by the Fund are considered liquid.

Additional information on each illiquid restricted security held by the Fund on September 30, 2018 is as follows:

	Initial				% of
	Acquisition				Net
Security	Date	Shares	Cost	Value	Assets
Partners Group Private Equity
(Master Fund) LLC – Class I	December 1, 2017	89,425	$500,000	$520,451	2.03%
LLR Equity Partners V, L.P.	March 14, 2018	200,000	$168,008	$159,833	0.63%
Pioneer ILS Interval Fund	August 27, 2018	101,112	$1,000,000	$1,008,089	3.93%

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of September 30, 2018:

	Practical
Categories	Expedient*		Level 1	Level 2	Level 3	Fair Value
Common Stocks
Arts, Entertainment & Recreation	$—		$253,470	$—	$—	$253,470
Finance & Insurance	—		625,002	—	—	625,002
Health Care	—		561,350	—	—	561,350
Information	—		2,551,330	—	—	2,551,330
Manufacturing	—		1,527,422	—	—	1,527,422
Mining, Quarrying
& Oil & Gas Extraction	—		862,375	—	—	862,375
Real Estate & Rental & Leasing	—		248,440	—	—	248,440
Retail Trade	—		1,690,612	—	—	1,690,612
Transportation & Warehousing	—		911,848	—	—	911,848
Utilities	—		319,140	—	—	319,140
Wholesale Trade	—		241,380	—	—	241,380
Total Common Stocks	—		9,792,369	—	—	9,792,369
Exchange Traded Funds	—		563,450	—	—	563,450
Closed-End Funds	—		1,008,089	—	—	1,008,089
Open-End Funds	—		2,188,014	—	—	2,188,014
Private Funds	680,284	^	—	—	—	680,284
REITs
Real Estate & Rental & Leasing	—		917,450	—	—	917,450
Total REITs	—		917,450	—	—	917,450
Royalty Trusts
Construction	—		2,328,912	—	—	2,328,912
Total Royalty Trusts	—		2,328,912	—	—	2,328,912
Master Limited Partnerships	—		248,400	—	—	248,400
Corporate Bonds
Accommodation & Food Services	—		—	131,406	—	131,406
Finance & Insurance	—		—	709,529	—	709,529
Information	—		—	198,989	—	198,989
Manufacturing	—		—	198,000	—	198,000
Mining, Quarrying
& Oil & Gas Extraction	—		—	224,266	—	224,266
Retail Trade	—		—	218,672	—	218,672
Total Corporate Bonds	—		—	1,680,862	—	1,680,862
U.S. Government Obligations	—		—	5,184,503	—	5,184,503
Short-Term Investments	—		1,006,515	—	—	1,006,515
Total Investments	$680,284		$18,053,199	$6,865,365	$—	$25,598,848

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts present in the schedule of investments.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

		Redemption			Lock
	Withdrawals	Notice	Investment	Investment	Up
^Security	Permitted	Period	Objective	Strategy	Period
Partners Group	Not	Not	Capital	Globally diversified portfolio	None
Private Equity	Applicable(1)	Applicable	Appreciation	of private equity investments
(Master Fund)
LLC – Class I
LLR Equity	No	Not	Capital	Diversified portfolio of	Not
Partners V, L.P.		Applicable	Appreciation	equity investments in	Applicable
lower middle market growth
companies primarily focused
on software and services

(1)
Up to 5% of the Fund’s net asset value per quarter via tender offer.  The tender offer is subject to board approval and not a guarantee of future liquidity.  A 2% early repurchase fee will be imposed for repurchases made within one year of investment.

Note 3 – Derivative Instruments

The following contains information about the Fund’s use of derivative instruments and how derivative instruments affect the Fund’s financial position and operations.

The average monthly fair values of options written during the year ended September 30, 2018 for the Fund was $3,369.

The Fund did not hold any derivative instruments as of September 30, 2018.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018 was as follows:

Amount of Realized Gain
(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options Written	Total
Equity Contracts	$7,088	$7,088

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options Written	Total
Equity Contracts	$—	$—

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 4 – Capital Share Transactions

As of September 30, 2018, 30,000,000 shares of $1 par value capital stock were authorized, of which 10,000,000 shares are classified as the Fund’s series. As of September 30, 2018, capital paid-in aggregated $19,140,206.

Transactions in shares of capital stock for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount
Shares sold	246,055	$3,767,100	162,731	$2,402,579
Shares issued in
reinvestment of distributions	34,266	503,704	2,248	32,573
	280,321	4,270,804	164,979	2,435,152
Shares redeemed	(87,506)	(1,342,191)	(61,791)	(894,655)
Net increase	192,815	$2,928,613	103,188	$1,540,497

Note 5 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the year ended September 30, 2018, were $5,566,546 and $2,371,004, respectively.

Purchases and sales/maturities of long-term U.S. government obligations for the Fund during the year ended September 30, 2018 were $1,727,016 and $1,728,609, respectively.

Note 6 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security.

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not meet the financial expectations of the Fund or other market participants. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

Exchange Traded Funds Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Concorde to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Master Limited Partnership (“MLP”) Risk. Securities of master limited partnerships are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

Non-Diversification Risk. Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally valued in good faith following procedures approved by the Board as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Real Estate Investment Trust and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Royalty Trust Risk. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital.  If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.  The declaration of such distributions generally depends upon various factors, including operating performance and financial condition of the royalty trust and general economic conditions.

Security Selection Risk. Concorde may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

Style Risk. Concorde follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Note 7 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. Concorde provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the year ended September 30, 2018, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $181,675 for the year ended September 30, 2018, of which $16,741 was payable at September 30, 2018. Certain officers and directors of the Company are also officers, directors and/or employees of Concorde.

Note 8 – Service Organizations

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of Fund Services, serves as the Fund’s custodian.  Fees incurred by the Fund to Fund Services and USB during the year ended September 30, 2018, were $82,846 and $5,347, respectively, of which $13,716 and $753, respectively, were payable at September 30, 2018.

Due to the Reorganization, the Company entered into new administrative, fund accounting, and transfer agent agreements with Fund Services and a new custody agreement with USB in July 2016.  Pursuant to the agreements, should the Company elect to terminate any of these agreements prior to the end of the initial three year term, the Company agrees to pay certain monthly, and other fees, through the initial term, July 2019, of any of the terminated agreements.

The Company has an administrative agreement with National Financial Services, LLC (NFS). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the year ended September 30, 2018 were $26,986, of which $2,034 was payable at September 30, 2018.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 9 – Federal Tax Information

At September 30, 2018, the Fund’s investments and components of total distributable earnings on a tax basis were as follows:

Cost of Investments	$19,759,877
Gross tax unrealized appreciation	6,285,360
Gross tax unrealized depreciation	(446,389)
Net tax unrealized appreciation	$5,838,971
Undistributed ordinary income	11,315
Undistributed long-term gain	632,692
Total distributable earnings	$644,007
Net accumulated earnings	$6,482,978

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the realization for tax purposes of the unrealized gains on an investment in a passive foreign investment company, and an adjustment to the tax basis of an investment in a partnership.

At September 30, 2018, the Fund had no tax basis capital loss carryovers to offset future capital gains.  The Fund did not utilize a capital loss carryover during the year ended September 30, 2018.  The Fund had no late year loss deferrals and no post-October loss.

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 was as follows:

	September 30, 2018	September 30, 2017
Ordinary income	$—	$—
Long-term capital gain	503,704	32,573
	$503,704	$32,573

Note 10 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to September 30, 2018 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Concorde Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Concorde Wealth Management Fund, a series of Concorde Funds, Inc. (Company), including the schedule of investments in securities, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements” and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of September 30, 2018, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

BRAD A. KINDER, CPA

We have served as the auditor of the Concorde Funds, Inc. since 2002.

Flower Mound, Texas
November 19, 2018

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At its meeting held on May 30, 2018, and continued on July 6, 2018, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”), including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940), considered and then voted to approve the renewal of the investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) and the Company, on behalf of the Concorde Wealth Management Fund (the “Fund”).  In connection with its approval of the continuation of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor.  The Board considered the following factors, among others:

The Advisor:

1)
Provides daily investment management for the Concorde Wealth Management Fund.  In providing investment management, Concorde Financial Corporation oversees the trading of securities and the rebalancing of the portfolio.

2)	Retains the services of the Fund’s Chief Compliance Officer and makes all reasonable efforts to insure that the Fund is in compliance with the securities laws.

3)
Provides responsive customer and shareholder servicing which consists of responding to shareholder inquiries received, including specific mutual fund account information, in addition to calls directed to the transfer agent call center.

4)	Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

5)	Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund, particularly on a risk-adjusted basis, warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Concorde Financial Corporation, has not yet grown in size, nor has the marketplace demonstrated significant rapid potential growth to any extent, that would warrant the need for breakpoints.

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds.  The Board used data from Morningstar, as presented in the materials provided to the Board, showing funds classified by Morningstar as similar in nature to the Concorde Wealth Management Fund.  The Board determined that the total expense ratio of the Fund falls within the range of the ratios of other funds in the peer group presented to the Board.  The Board also referenced Concorde Financial Corporation’s Form ADV and the executed Investment Advisory Agreement.  They also referenced a Concorde Investment Management Fee and Service Agreement to compare fees charged by the Advisor to their other clients versus what they charge the Fund.

All of the factors discussed by the Board were considered as a whole, and were considered separately by the Directors who are not “interested persons” of the Fund, meeting in executive session both before and after their general session with the other Director and management of the Fund.   The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the Advisory Agreement.  The Board recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.  After further discussion and upon a motion duly made and seconded, the Directors, including a majority of Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporation unanimously approved the continuation of the Advisory Agreement.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2018 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, or (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 0% of the dividends declared from net investment income during the year ended September 30, 2018, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.  Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018 was 0%.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the Fund does not currently assess sales charges, redemption or exchange fees, other Funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/18	Value – 9/30/18	Six Months Ended 9/30/18
Actual	$1,000.00	$1,097.10	$8.94
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
______________

*
Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2018).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Officers and Directors and is available, without charge, upon request by calling (972) 701-5400.

Other
Directorships
	Position(s)	Term of Office		# of Funds	Held by
Name, Address	Held with	and Length	Principal Occupation(s)	in Fund	Director During
and Year of Birth	the Fund	of Time Served	During Past 5 Years	Complex	Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E.	Director	Indefinite,	Executive Director of the Murdough	1	None
Born: 1942		until	Center for Engineering Professionalism
Address:		successor	and the National Institute for
8383 Preston Center Plaza		elected	Engineering Ethics, Texas Tech
Suite 360		Since 2006	University. He is a former Provost and
Dallas, Texas 75225			Senior Vice President for Academic
Affairs, Texas Tech University.

John H. Wilson	Chairman	Indefinite,	President of U.S. Equity Corporation,	1	Capital
Born: 1942	and	until	a venture capital firm, since 1983.		Southwest
Address:	Director	successor			Corporation,
8383 Preston Center Plaza		elected			Encore Wire
Suite 360		Since 1992			Corporation
Dallas, Texas 75225

“Interested Persons”

Gary B. Wood, Ph.D.*,**	President	Indefinite,	President, Secretary, Treasurer and	1	None
Born: 1949	and	until	a director of the Advisor and Concorde
Address:	Director	successor	Capital Corporation, an exempt reporting
8383 Preston Center Plaza		elected	advisor to funds affiliated with the Advisor.
Suite 360		(as Director)	He is also Chairman of the Board and
Dallas, Texas 75225		One-year term	Interim CEO of International Hospital
		(as officer)	Corporation Holding, NV and its
		Since 1987	subsidiaries, which owns, develops and
	Treasurer	(1987 – 2014)	manages private healthcare facilities in
Mexico, Central America and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio Manager	N/A	N/A
Born: 1955		Since 1998	for the Advisor.
Address:
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

DIRECTORS AND OFFICERS (Unaudited) (continued)

Other
Directorships
	Position(s)	Term of Office		# of Funds	Held by
Name, Address	Held with	and Length	Principal Occupation(s)	in Fund	Director During
and Year of Birth	the Fund	of Time Served	During Past 5 Years	Complex	Past 5 Years

Gregory B. Wood**	Treasurer	One-year term	Vice President of Concorde	N/A	N/A
Born: 1979	and Chief	(as Treasurer)	Investment Management and
Address:	Compliance	Since 2014;	Concorde Capital since 2014.
8383 Preston Center Plaza	Officer	(as Chief	Commercial banking underwriter
Suite 360		Compliance	at JPMorgan Chase & Co., Inc.
Dallas, Texas 75225		Officer)	(2010 – 2014).
Since 2015
____________________

*	Dr. Wood is a director who is an “interested person” of the Fund as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Gregory Wood are father and son, respectively.

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
doing business as
  U.S. Bank Global Fund Services
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted an amended and restated code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

A copy of the registrant’s Code of Ethics, as amended, is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2018	FYE 09/30/2017
Audit Fees	$24,500	$21,000
Audit-Related Fees	None	None
Tax Fees	$1,500	$1,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2018	FYE 09/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2018	FYE 09/30/2017
Registrant	None	None
Registrant’s Investment Adviser	$4,000	$2,834

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(a)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    December 5, 2018

By (Signature and Title)*    /s/Gregory B. Wood
Gregory B. Wood, Treasurer

Date    December 6, 2018

* Print the name and title of each signing officer under his or her signature.